   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2000

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

                             NOVATEL WIRELESS, INC.
             (Exact name of Registrant as specified in its charter)

                             ---------------------

                DELAWARE                                  86-0824673
(State of incorporation or organization)       (IRS Employer Identification No.)

   9360 TOWNE CENTRE DRIVE, SUITE 110                        92121
              SAN DIEGO, CA                               (Zip Code)
(Address of principal executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


 Securities Act registration statement file number to which this form relates:
                                   333-42570

        Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                         Name of each exchange on which
      to be so registered                         each class is to be registered
      -------------------                         ------------------------------
             None                                              None

        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock $0.001 par value
                          -----------------------------
                                (Title of Class)

Item 1.        Description of Registrant's Securities to be Registered

               Incorporated by reference to the information set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-42570) (the "Form S-1 Registration Statement").

Item 2.        Exhibits

                   The following exhibits are filed as a part of this Registration Statement:

                   1.     Form of Specimen Common Stock Certificate -- incorporated
                          herein by reference to Exhibit 4.1 to the Form S-1
                          Registration Statement.

                   2.1    Form of Amended and Restated Certificate of
                          Incorporation -- incorporated herein by reference to Exhibit 3.1 to Form S-1 Registration Statement.

                   2.2    Form of Amended and Restated Bylaws -- incorporated
                          herein to Exhibit 3.2 to the Form S-1 Registration Statement.

                   2.3 Amended and Restated Registration Rights Agreement, dated as of June 15, 1999, by and among the Registrant and some of its stockholders - incorporated herein by reference to Exhibit 10.4 to the Form S-1 Registration Statement.

                   2.4 Amended and Restated Investors' Rights Agreement, dated as of June 30, 2000, by and among the Registrant and some of its stockholders -- incorporated herein by reference to Exhibit 10.5 to the Form S-1 Registration Statement.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 29, 2000               NOVATEL WIRELESS, INC.


                                       By: /s/ JOHN MAJOR
                                          --------------------------------
                                       John Major, Chief Executive Officer

                                INDEX TO EXHIBITS

  Exhibit No.                                  Description

       1.         Form of Specimen Common Stock Certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

      2.1 Form of Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form
                  S-1 Registration Statement.

      2.2 Form of Amended and Restated Bylaws -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration
                  Statement.

     2.3 Amended and Restated Registration Rights Agreement, dated as of June 15, 1999, by and among the Registrant and some of its stockholders - incorporated herein by reference to Exhibit
                  10.4 to the Form S-1 Registration Statement.

     2.4          Amended and Restated Investor's Rights Agreement, dated as of
                  June 30, 2000, by and among the Registrant and some of its stockholders -- incorporated herein by reference to Exhibit
                  10.5 to the Form S-1 Registration Statement.